UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 12, 2007

FLEETWOOD ENTERPRISES, INC.

(Exact Name of Registrant as specified in its charter)

Delaware	1-7699	95-1948322
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

3125 Myers Street, Riverside, California 92503-5527 (Address of principal executive offices)

Registrant’s telephone number, including area code (951) 351-3500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION INCLUDED IN THIS REPORT

Item 2.02           Results of Operations and Financial Condition.

On July 12, 2007, Fleetwood Enterprises, Inc. (the “Company”) issued a news release reporting the earnings results of the Company for its fourth quarter and fiscal year ended April 29, 2007. A copy of the news release was previously filed with Form 8-K on July 12, 2007.  Also on July 12, 2007 the Company held an investor conference call to discuss financial results for the fourth quarter and fiscal year ended on April 29, 2007.

A transcript of the conference call is attached hereto as Exhibit 99.1 and incorporated by reference herein. An audio replay of the conference call also is available at the Company’s website, www.fleetwood.com. Please see the headings Company Information and Events/Conf. Calls to access this audio replay.

The information in this Current Report on Form 8-K, including the exhibit included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01           Financial Statements and Exhibits

d) Exhibits

Exhibit 99.1	Transcript of conference call reporting financial results of Fleetwood Enterprises, Inc. conducted on July 12, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEETWOOD ENTERPRISES, INC.

Date: July 19, 2007

	By:	/s/ Leonard J. McGill

Leonard J. McGill

Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit 99.1	Transcript of conference call reporting financial results of Fleetwood Enterprises, Inc. conducted on July 12, 2007.